UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)

July 26, 2018

GGP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34948	27-2963337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 N. Orleans St., Suite 300, Chicago, IL 60654

(Address of principal executive offices) (Zip Code)

(312) 960-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 26, 2018, GGP Inc. (“GGP”), a Delaware corporation, held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the definitive proxy statement that it filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 27, 2018.

As of the close of business on June 22, 2018, the record date for the Special Meeting, 958,392,649 shares of GGP’s common stock, $0.01 par value per share, were issued and outstanding and entitled to vote at the Special Meeting. 849,896,012 shares of GGP’s common stock were represented in person or by proxy at the Special Meeting and, therefore, a quorum was present. All proposals were approved and the number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal, is set out below:

1. Proposal 1: Proposal to adopt the Merger Agreement (as defined below), pursuant to which Brookfield Property Partners L.P. (“BPY”) has agreed to acquire GGP through a series of transactions (the “Transactions”).

Proposal 1 was approved by the following vote of shares of GGP common stock:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
818,191,400	29,236,750	2,467,862	0

Proposal 1 was also approved by the following vote of shares of GGP common stock not owned by BPY or any of its affiliates:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
494,549,562	29,236,750	2,467,862	0

2. Proposal 2: Proposal to approve amending and restating the GGP certificate of incorporation to authorize new classes of capital stock and implement other ancillary amendments. Proposal 2 was approved by the following vote:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
742,604,928	104,807,380	2,483,704	0

3. Proposal 3: Proposal to approve amending and restating the GGP certificate of incorporation to remove the ability of stockholders to prohibit the board of directors of Brookfield Property REIT Inc. (“BPR”) from further amending the GGP bylaws that were amended by such stockholders. Proposal 3 was approved by the following vote:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
755,778,098	91,627,121	2,490,793	0

4. Proposal 4: Proposal to approve amending and restating the GGP certificate of incorporation to impose a voting requirement of 66 2/3% of the voting power of the capital stock entitled to vote to amend or repeal the GGP bylaws. Proposal 4 was approved by the following vote:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
742,598,857	104,835,910	2,461,245	0

5. Proposal 5: Proposal to approve amending and restating the GGP certificate of incorporation to impose a voting requirement of 66 2/3% of the voting power of the capital stock entitled to vote to remove a director of BPR. Proposal 5 was approved by the following vote:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
743,003,675	104,432,928	2,459,409	0

6. Proposal 6: Proposal to approve amending and restating the GGP bylaws to include a provision requiring BPR to include in its proxy statements and proxy cards director candidates selected by a BPY affiliate. Proposal 6 was approved by the following vote:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
754,719,062	92,660,253	2,516,697	0

7. Proposal 7: Proposal to approve amending and restating the GGP bylaws to eliminate the stockholders’ power to call special meetings and to implement other ancillary amendments. Proposal 7 was approved by the following vote:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
743,287,269	104,106,270	2,502,473	0

8. Proposal 8: Proposal to approve, by non-binding, advisory vote, the compensation that may become payable to the GGP named executive officers in connection with the Transactions. Proposal 8 was approved by the following vote:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
512,301,294	334,679,859	2,914,859	0

Item 8.01. Other Events.

On July 26, 2018, GGP issued a press release announcing the stockholder approval of the Transactions, and informing its stockholders that detailed information about the election process in respect of the previously announced special dividend to certain common stockholders of GGP that constitutes part of the Transactions (the “Pre-Closing Dividend”), including the deadline for making elections, will be included in a separate press release that is expected to be issued shortly thereafter, and will also be included in the election forms which will be mailed to holders of GGP common stock who are entitled to receive the Pre-Closing Dividend.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction contemplated by the Agreement and Plan of Merger, dated as of March 26, 2018 and as amended on June 25, 2018, among BPY, Goldfinch Merger Sub Corp. and GGP (as may be further amended or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”). This communication may be deemed to be solicitation material in respect of the proposed transaction involving BPY and GGP. In connection with the proposed transaction, BPY filed with the SEC a registration statement on Form F-4 (File No.: 333-224594) that includes a prospectus of BPY (the “BPY prospectus”), and GGP filed with the SEC a registration statement on Form S-4 (File No.: 333-224593) that includes a proxy statement/prospectus of GGP (the “GGP proxy statement/prospectus”). The parties also filed a Rule 13E-3 transaction statement on Schedule 13E-3. The registration statements filed by BPY and GGP were declared effective by the SEC on June 26, 2018 and GGP has mailed the GGP proxy statement/prospectus in definitive form to its stockholders of record as of the close of business on June 22, 2018. Each of BPY and GGP may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the BPY prospectus, the GGP proxy statement/prospectus, the registration statements or any other document which BPY or GGP may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE ABOVE-REFERENCED AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT BPY, GGP, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders may obtain free copies of the above-referenced and other documents filed with the SEC by BPY and GGP, when available, through the SEC’s website at

http://www.sec.gov. In addition, investors may obtain free copies of the above-referenced and other documents filed with the SEC by BPY, when available, by contacting BPY Investor Relations at bpy.enquiries@brookfield.com or +1 (855) 212-8243 or at BPY’s website at http://bpy.brookfield.com, and may obtain free copies of the above-referenced and other documents filed with the SEC by GGP, when available, by contacting GGP Investor Relations at (312) 960-5000 or at GGP’s website at http://www.ggp.com.

Non-solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains “forward-looking information” within the meaning of Canadian provincial securities laws and applicable regulations and “forward-looking statements” within the meaning of “safe harbor” provisions of applicable U.S. securities laws, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that are predictive in nature or depend upon or refer to future events or conditions, include statements regarding the expected timing, completion and effects of the proposed transaction, our operations, business, financial condition, expected financial results, performance, prospects, opportunities, priorities, targets, goals, ongoing objectives, strategies and outlook, as well as the outlook for North American and international economies for the current fiscal year and subsequent periods, and include words such as “expects,” “anticipates,” “plans,” “believes,” “estimates,” “seeks,” “intends,” “targets,” “projects,” “forecasts,” “likely,” or negative versions thereof and other similar expressions, or future or conditional verbs such as “may,” “will,” “should,” “would” and “could.”

Although we believe that our anticipated future results, performance or achievements expressed or implied by the forward-looking statements and information are based upon reasonable assumptions and expectations, the reader should not place undue reliance on forward-looking statements and information because they involve known and unknown risks, uncertainties and other factors, many of which are beyond our control, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievement expressed or implied by such forward-looking statements and information.

Factors that could cause actual results to differ materially from those contemplated or implied by forward-looking statements include, but are not limited to: the occurrence of any event, change or other circumstance that could affect the proposed transaction on the anticipated terms and timing, including the risk that the proposed transaction may not be consummated; risks related to BPY’s ability to integrate GGP’s business into its own and the ability of the combined company to attain expected benefits therefrom; risks incidental to the ownership and operation of real estate properties including local real estate conditions; the impact or unanticipated impact of general economic, political and market factors in the countries in which we do business; the ability to enter into new leases or renew leases on favorable terms; business competition; dependence on tenants’ financial condition; the use of debt to finance our business; the behavior of financial markets, including fluctuations in interest and foreign exchange rates; uncertainties of real estate development or redevelopment; global equity and capital markets and the availability of equity and debt financing and refinancing within these markets; risks relating to our insurance coverage; the possible impact of international conflicts and other developments including terrorist acts; potential environmental liabilities; changes in tax laws and other tax related risks; dependence on management personnel; illiquidity of investments; the ability to complete and effectively integrate other acquisitions into existing operations and the ability to attain expected benefits therefrom; operational and reputational risks; catastrophic events, such as earthquakes and hurricanes; and other risks and factors detailed from time to time in our documents filed with the securities regulators in Canada and the United States.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on our forward-looking statements or information, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements or information, whether written or oral, that may be as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by GGP Inc., dated July 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GGP INC.

	By:	/s/ Stacie L. Herron

Stacie L. Herron
Executive Vice President, General Counsel and Secretary
Date: July 26, 2018